EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

4th Quarter 2024

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2024 Financial Supplement	2

Consolidated Financials
and Key Metrics

4Q 2024 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Net income (loss)	$(589)	$217	$565	$26	$1,015	272.3%	$1,643	$1,823	11.0%
Net income (loss) attributable to the noncontrolling interest	(109)	(103)	(137)	(160)	(116)	(6.4)%	(341)	(516)	(51.3)%
Net income (loss) attributable to Holdings	$(698)	$114	$428	$(134)	$899	228.8%	$1,302	$1,307	0.4%

Non-GAAP Operating Earnings (1)	$476	$490	$494	$501	$522	9.7%	$1,694	$2,007	18.5%

Total equity attributable to Holdings' shareholders	$2,649	$2,032	$1,644	$3,220	$1,585	(40.2)%	$2,649	$1,585	(40.2)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,507	(3.5)%	1,562	1,507	(3.5)%
Total equity attributable to Holdings' common shareholders	1,087	470	82	1,658	78	(92.8)%	1,087	78	(92.8)%
Less: Accumulated other comprehensive income (loss)	(7,777)	(8,166)	(8,645)	(6,595)	(8,712)	(12.0)%	(7,777)	(8,712)	(12.0)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,864	$8,636	$8,727	$8,253	$8,790	(0.8)%	$8,864	$8,790	(0.8)%

Return on Equity (ex. AOCI) - TTM	13.4%	12.8%	9.2%	(4.2)%	14.3%		13.4%	14.3%
Non-GAAP Operating ROE (1)	17.6%	19.2%	19.8%	21.2%	22.4%		17.6%	22.4%

Debt to capital:
Debt to Capital (ex. AOCI)	28.1%	27.3%	27.1%	28.1%	27.1%		28.1%	27.1%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(2.15)	$0.30	$1.23	$(0.47)	$2.76	228.5%	$3.48	$3.78	8.7%
Non-GAAP Operating Earnings (1)	$1.33	$1.43	$1.43	$1.53	$1.57	18.0%	$4.59	$5.93	29.2%
Book value per common share	$3.26	$1.43	$0.25	$5.26	$0.25	(92.3)%	$3.26	$0.25	(92.3)%
Book value per common share (ex. AOCI)	$26.56	$26.36	$27.14	$26.16	$28.36	6.8%	$26.56	$28.36	6.8%

Weighted-average common shares outstanding:
Basic	337.2	330.2	324.2	318.2	312.2	(7.4)%	350.1	321.2	(8.3)%
Diluted	337.2	332.7	327.3	318.2	316.5	(6.2)%	351.6	324.8	(7.7)%

Ending common shares outstanding	333.8	327.6	321.6	315.5	309.9	(7.2)%	333.8	309.9	(7.2)%

Return to common shareholders:
Common stock dividend	$74	$73	$78	$76	$75		$301	$302
Repurchase of common shares	241	253	247	254	260		919	1,014
Total capital returned to common shareholders	$315	$326	$325	$330	$335		$1,220	$1,316

Market Values:
S&P 500	4,770	5,254	5,460	5,762	5,882	23.3%	4,770	5,882	23.3%
US 10-Year Treasury	3.9%	4.2%	4.4%	3.7%	4.6%		3.9%	4.6%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

4Q 2024 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Revenues
Policy charges and fee income	$599	$614	$617	$626	$638	6.5%	$2,380	$2,495	4.8%
Premiums	281	275	282	313	292	3.9%	1,104	1,162	5.3%
Net derivative gains (losses)	(1,254)	(1,376)	(208)	(714)	(253)	79.8%	(2,397)	(2,551)	(6.4)%
Net investment income (loss)	1,223	1,219	1,166	1,309	1,202	(1.7)%	4,320	4,896	13.3%
Investment gains (losses), net	(159)	(39)	(16)	(46)	(32)	79.9%	(713)	(133)	81.3%
Investment management and service fees	1,241	1,278	1,240	1,287	1,458	17.5%	4,820	5,263	9.2%
Other income	239	259	429	301	316	32.2%	1,014	1,305	28.7%
Total revenues	2,170	2,230	3,510	3,076	3,621	66.9%	10,528	12,437	18.1%

Benefits and other deductions
Policyholders’ benefits	647	677	667	663	689	6.5%	2,754	2,696	(2.1)%
Remeasurement of liability for future policy benefits	29	1	(8)	16	(3)	(110.3)%	75	6	(92.0)%
Change in market risk benefits and purchased market risk benefits	(35)	(1,100)	(133)	79	(817)	N/M	(1,807)	(1,971)	(9.1)%
Interest credited to policyholders’ account balances	563	566	605	708	620	10.1%	2,083	2,499	20.0%
Compensation and benefits	586	620	577	571	673	14.8%	2,328	2,441	4.9%
Commissions and distribution related payments	412	437	463	485	511	24.0%	1,590	1,896	19.2%
Interest expense	57	57	62	55	52	(8.8)%	228	226	(0.9)%
Amortization of deferred policy acquisition costs	169	172	169	184	186	10.1%	641	711	10.9%
Other operating costs and expenses	559	553	427	329	513	(8.2)%	1,898	1,822	(4.0)%
Total benefits and other deductions	2,987	1,983	2,829	3,090	2,424	(18.8)%	9,790	10,326	5.5%

Income (loss) from operations, before income taxes	(817)	247	681	(14)	1,197	246.5%	738	2,111	186.0%
Income tax (expense) benefit	228	(30)	(116)	40	(182)	(179.8)%	905	(288)	(131.8)%
Net income (loss)	(589)	217	565	26	1,015	272.3%	1,643	1,823	11.0%
Less: net (income) loss attributable to the noncontrolling interest	(109)	(103)	(137)	(160)	(116)	(6.4)%	(341)	(516)	(51.3)%
Net income (loss) attributable to Holdings	$(698)	$114	$428	$(134)	$899	228.8%	$1,302	$1,307	0.4%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(26)	—%	(80)	(80)	—%
Net income (loss) available to Holdings' common shareholders	$(724)	$100	$402	$(148)	$873	220.6%	$1,222	$1,227	0.4%

Adjustments related to:
Variable annuity product features (1)	$1,191	$319	$79	$738	$(530)		$607	$606
Investment gains (losses), net	159	39	16	46	32		713	133
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	13	17	14	13	16		39	60
Other adjustments (2) (3) (4) (7)	153	91	(32)	—	34		351	93
Income tax (expense) benefit related to above adjustments	(319)	(98)	(16)	(167)	94		(359)	(187)
Non-recurring tax items (5)	(23)	8	5	5	(23)		(959)	(5)
Non-GAAP Operating earnings (6)	$476	$490	$494	$501	$522		$1,694	$2,007

Notes:
(1) Includes the impact of favorable assumption updates of $16 million and $40 million for the year ended December 31, 2024 and 2023, respectively.
(2) Includes certain gross legal expenses related to the COI litigation of $106 million and $144 million for the year ended December 31, 2024 and 2023, respectively. Includes the impact of annual actuarial assumptions updates related to LFPB of $61 million for the year ended December 31, 2023.
(3) For the year ended December 31, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings.
(4) For the year ended December 31, 2024, includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022.
(5) For 2023 non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. Includes a decrease of the deferred tax valuation allowance of $30 million and $1.0 billion for the three months and year ended December 31, 2023.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

(7) Includes Non-GMxB related derivative hedge losses (gains) of $(29) million and $6 million for the three months and year ended December 31, 2024, respectively, and $33 million and $34 million for the three months and year ended December 31, 2023, respectively.

4Q 2024 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024

Assets
Total investments	$102,173	$102,620	$107,726	$114,246	$116,447
Cash and cash equivalents	8,239	10,357	9,684	9,579	6,964
Cash and securities segregated, at fair value	868	866	592	547	500
Broker-dealer related receivables	1,837	1,808	1,801	1,898	1,961
Deferred policy acquisition costs	6,705	6,804	6,924	7,031	7,170
Goodwill and other intangible assets, net	5,433	5,419	5,403	5,388	5,371
Amounts due from reinsurers	8,352	8,387	8,237	8,222	8,044
Current and deferred income taxes	2,050	2,063	2,117	1,701	1,997
Purchased market risk benefits	9,427	8,337	7,993	8,492	7,376
Other assets	3,323	3,618	3,825	3,738	4,462
Assets held-for-sale	565	745	—	—	—
Assets for market risk benefits	591	818	803	740	863
Separate Accounts assets	127,251	133,735	132,664	137,407	134,711
Total assets	$276,814	$285,577	$287,769	$298,989	$295,866

Liabilities
Policyholders’ account balances	$95,673	$100,246	$104,072	$107,433	$110,965
Liability for market risk benefits	14,612	12,814	12,593	13,197	11,810
Future policy benefits and other policyholders’ liabilities	17,363	17,324	17,417	17,936	17,613
Broker-dealer related payables	1,232	1,022	839	1,382	775
Customers related payables	2,201	2,162	2,060	1,795	1,933
Amounts due to reinsurers	1,450	1,377	1,363	1,421	1,407
Short-term debt	254	—	—	—	—
Long-term debt	3,820	3,821	3,830	3,831	3,833
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,559	1,580	1,740	1,744	2,116
Other liabilities	6,088	6,511	6,718	6,645	7,135
Liabilities held-for-sale	153	239	—	—	—
Separate Accounts liabilities	127,251	133,735	132,664	137,407	134,711
Total liabilities	271,656	280,831	283,296	292,791	292,298
Redeemable noncontrolling interest	770	991	1,088	1,223	125

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,507
Common stock	5	5	5	5	5
Additional paid-in capital	2,328	2,322	2,337	2,343	2,336
Treasury shares	(3,712)	(3,801)	(3,932)	(4,072)	(4,198)
Retained earnings	10,243	10,110	10,317	9,977	10,647
Accumulated other comprehensive income (loss)	(7,777)	(8,166)	(8,645)	(6,595)	(8,712)
Total equity attributable to Holdings	2,649	2,032	1,644	3,220	1,585
Noncontrolling interest	1,739	1,723	1,741	1,755	1,858
Total equity	4,388	3,755	3,385	4,975	3,443
Total liabilities, redeemable noncontrolling interest and equity	$276,814	$285,577	$287,769	$298,989	$295,866

4Q 2024 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024

Short-term and long-term debt:
Short-term debt
AB commercial paper	$254	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Total short-term debt	254	—	—	—	—

Total long-term debt	3,820	3,821	3,830	3,831	3,833

Total short-term and long-term debt: [A]	$4,074	$3,821	$3,830	$3,831	$3,833

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,507
Common stock	5	5	5	5	5
Additional paid-in capital	2,328	2,322	2,337	2,343	2,336
Treasury stock, at cost	(3,712)	(3,801)	(3,932)	(4,072)	(4,198)
Retained earnings	10,243	10,110	10,317	9,977	10,647
Accumulated other comprehensive income (loss)	(7,777)	(8,166)	(8,645)	(6,595)	(8,712)
Total equity attributable to Holdings	2,649	2,032	1,644	3,220	1,585
Noncontrolling interest	1,739	1,723	1,741	1,755	1,858
Total equity	$4,388	$3,755	$3,385	$4,975	$3,443

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,426	$10,198	$10,289	$9,815	$10,297

Capital:
Total capitalization (1)	$6,723	$5,853	$5,474	$7,051	$5,418
Total capitalization (ex. AOCI): [A+B] (2)	$14,500	$14,019	$14,119	$13,646	$14,130

Debt to capital:
Debt to capital (ex. AOCI) (2)	28.1%	27.3%	27.1%	28.1%	27.1%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	342.0	333.8	327.6	321.6	315.5
Repurchases	(3.9)	(3.2)	(3.2)	(3.4)	(2.6)
Retirements	(4.4)	(4.3)	(3.1)	(2.8)	(3.1)
Issuances	0.1	1.3	0.3	0.1	0.1
Ending basic common shares outstanding	333.8	327.6	321.6	315.5	309.9
Total potentially dilutive shares	1.5	2.5	3.2	3.4	3.6
Ending common shares outstanding - maximum potential dilution	335.3	330.1	324.7	318.9	313.5
Notes:
(1) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

4Q 2024 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended December 31, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$223	$84	$—	$537	$—	$14	$72	$—	$930
Net investment income (loss)	666	136	(5)	251	5	12	144	25	1,234
Net derivative gains (losses)	(5)	—	15	—	—	—	(1)	5	14
Investment management, service fees and other income	94	85	1,239	43	476	103	9	(273)	1,776
Segment revenues	978	305	1,249	831	481	129	224	(243)	3,954
Benefits and other deductions
Policyholders’ benefits	87	—	—	486	—	1	115	—	689
Remeasurement of liability for future policy benefits	(1)	—	—	(1)	—	—	(1)	—	(3)
Interest credited to policyholders’ account balances	343	59	—	125	—	7	130	—	664
Commissions and distribution related payments	102	42	197	46	310	39	6	(231)	511
Amortization of deferred policy acquisition costs	121	15	—	32	—	15	3	—	186
Compensation and benefits, interest expense and financing fees and other operating costs and expense	52	38	707	108	112	23	121	(12)	1,149
Segment benefits and other deductions	704	154	904	796	422	85	374	(243)	3,196
Operating earnings (loss), before income taxes	274	151	345	35	59	44	(150)	—	758
Income Taxes	(34)	(19)	(50)	(4)	(12)	(6)	20	—	(105)
Operating earnings (loss), before noncontrolling interest	240	132	295	31	47	38	(130)	—	653
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(134)	1	—	—	2	—	(131)
Operating earnings (loss)	$240	$132	$161	$32	$47	$38	$(128)	$—	$522

	Three Months Ended December 31, 2023
	Individual Retirement (1)	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy (1)	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$195	$67	$—	$544	$—	$5	$69	$—	$880
Net investment income (loss)	510	125	16	233	4	17	259	21	1,185
Net derivative gains (losses)	(5)	—	(14)	(5)	—	—	(11)	5	(30)
Investment Management, service fees and other income	83	58	1,072	35	404	104	1	(239)	1,518
Segment revenues	783	250	1,074	807	408	126	318	(213)	3,553
Benefits and other deductions
Policyholders’ benefits	76	—	—	444	—	—	127	—	647
Remeasurement of liability for future policy benefits	(3)	—	—	30	—	—	2	—	29
Interest credited to policyholders’ account balances	226	58	—	128	—	7	144	—	563
Commissions and distribution related payments	70	36	156	51	253	40	5	(199)	412
Amortization of deferred policy acquisition costs	105	15	—	31	—	15	3	—	169
Compensation and benefits, interest expense and financing fees and other operating costs and expense	55	24	679	90	95	26	86	(14)	1,041
Segment benefits and other deductions	529	133	835	774	348	88	367	(213)	2,861
Operating earnings (loss), before income taxes	254	117	239	33	60	38	(49)	—	692
Income Taxes	(41)	(19)	(30)	(5)	(15)	(7)	4	—	(113)
Operating earnings (loss), before noncontrolling interest	213	98	209	28	45	31	(45)	—	579
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(95)	—	—	—	(8)	—	(103)
Operating earnings (loss)	$213	$98	$114	$28	$45	$31	$(53)	$—	$476

(1) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

4Q 2024 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Year Ended December 31, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$864	$317	$—	$2,134	$—	$41	$301	$—	$3,657
Net investment income (loss)	2,449	560	27	1,026	17	58	632	96	4,865
Net derivative gains (losses)	(21)	(1)	(7)	—	—	—	(17)	22	(24)
Investment Management, service fees and other income	364	318	4,459	169	1,779	399	28	(1,024)	6,492
Segment revenues	3,656	1,194	4,479	3,329	1,796	498	944	(906)	14,990
Benefits and other deductions
Policyholders’ benefits	324	—	—	1,901	—	1	470	—	2,696
Remeasurement of liability for future policy benefits	(2)	—	—	9	—	—	(1)	—	6
Interest credited to policyholders’ account balances	1,208	227	—	534	—	33	509	—	2,511
Commissions and distribution related payments	356	170	742	172	1,133	160	20	(857)	1,896
Amortization of deferred policy acquisition costs	460	54	—	125	—	62	10	—	711
Compensation and benefits, interest expense and financing fees and other operating costs and expense	204	137	2,653	372	419	90	414	(49)	4,240
Segment benefits and other deductions	2,550	588	3,395	3,113	1,552	346	1,422	(906)	12,060
Operating earnings (loss), before income taxes	1,106	606	1,084	216	244	152	(478)	—	2,930
Income Taxes	(153)	(84)	(178)	(30)	(60)	(21)	71	—	(455)
Operating earnings (loss), before noncontrolling interest	953	522	906	186	184	131	(407)	—	2,475
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(427)	—	—	—	(41)	—	(468)
Operating earnings (loss)	$953	$522	$479	$186	$184	$131	$(448)	$—	$2,007

	Year Ended December 31, 2023
	Individual Retirement (1)	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy (1)	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$791	$268	$—	$2,104	$—	$24	$297	$—	$3,484
Net investment income (loss)	1,782	497	18	952	13	99	821	83	4,265
Net derivative gains (losses)	(20)	(1)	(16)	(16)	—	—	(17)	19	(51)
Investment Management, service fees and other income	360	257	4,115	140	1,538	408	17	(912)	5,923
Segment revenues	2,913	1,021	4,117	3,180	1,551	531	1,118	(810)	13,621
Benefits and other deductions
Policyholders’ benefits	299	—	—	1,975	—	—	486	—	2,760
Remeasurement of liability for future policy benefits	(2)	—	—	18	—	—	(6)	—	10
Interest credited to policyholders’ account balances	708	215	—	520	—	36	604	—	2,083
Commissions and distribution related payments	262	155	610	158	968	171	18	(752)	1,590
Amortization of deferred policy acquisition costs	388	59	—	120	—	63	11	—	641
Compensation and benefits, interest expense and financing fees and other operating costs and expense	198	113	2,621	328	373	80	417	(58)	4,072
Segment benefits and other deductions	1,853	542	3,231	3,119	1,341	350	1,530	(810)	11,156
Operating earnings (loss), before income taxes	1,060	479	886	61	210	181	(412)	—	2,465
Income Taxes	(176)	(80)	(126)	(10)	(51)	(30)	72	—	(401)
Operating earnings (loss), before noncontrolling interest	884	399	760	51	159	151	(340)	—	2,064
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(349)	—	—	—	(21)	—	(370)
Operating earnings (loss) (2)	$884	$399	$411	$51	$159	$151	$(361)	$—	$1,694
Notes:
(1) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.
(2) Corporate and Other includes an out of period adjustment of $58 million related to income from hedging of TIPS.

4Q 2024 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024

Assets Under Management

AB AUM
Total AB	$725.2	$758.7	$769.5	$805.9	$792.2
Exclusion for General Account and other Affiliated Accounts (1)	(75.5)	(76.8)	(80.8)	(85.0)	(84.2)
Exclusion for Separate Accounts (1)	(44.0)	(46.4)	(46.3)	(48.4)	(47.3)
AB third party	$605.7	$635.4	$642.4	$672.6	$660.7

Total company AUM
AB third party	$605.7	$635.4	$642.4	$672.6	$660.7
General Account and other Affiliated Accounts (2) (4) (5)	110.4	113.0	117.4	123.8	123.4
Separate Accounts (3) (4) (5)	127.3	133.7	132.7	137.4	134.7
Total AUM	$843.4	$882.1	$892.5	$933.8	$918.8

Total Assets Under Administration (AUA) (6)	$87.0	$91.9	$93.8	$100.4	$100.6

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,406	4,320	4,358	4,396	4,587

Notes:

(1) Balances were revised from previously filed financial statement supplement
(2) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(3) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(4) As of December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, Separate Account is inclusive of $12.5 billion, $12.9 billion, $12.5 billion, $12.8 billion and $12.3 billion & General Account AUM is inclusive of $49 million, $47 million, $46 million, $44 million and $43 million, respectively, Account Value ceded to Venerable.
(5) As of December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, Separate Account is inclusive of $6.4 billion, $6.9 billion, $6.8 billion, $7.1 billion and $6.9 billion & General Account AUM is inclusive of $3.6 billion, $3.5 billion, $3.4 billion, $3.3 billion and $3.2 billion, respectively, Account Value ceded to Global Atlantic.
(6) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

4Q 2024 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Insurance Operations

Individual Retirement (3)
First year premiums and deposits	$3,868	$4,313	$4,485	$4,854	$4,908	26.9%	$14,226	$18,560	30.5%
Renewal premium and deposits	71	72	58	58	60	(15.5)%	253	248	(2.0)%
Total Gross Premiums	$3,939	$4,385	$4,543	$4,912	$4,968	26.1%	$14,479	$18,808	29.9%

Group Retirement
First year premiums and deposits	$545	$428	$950	$454	$530	(2.7)%	$1,581	$2,362	49.4%
Renewal premium and deposits	592	590	620	501	619	4.6%	2,225	2,331	4.7%
Total Gross Premiums	$1,137	$1,018	$1,570	$955	$1,149	1.1%	$3,806	$4,693	23.3%

Protection Solutions
First year premiums and deposits	$154	$113	$121	$127	$148	(4.2)%	$467	$509	8.9%
Renewal premium and deposits	667	665	663	666	681	2.1%	2,665	2,675	0.4%
Total Gross Premiums	$821	$778	$784	$793	$829	0.9%	$3,132	$3,184	1.6%

Asset Management (in billions USD)
Gross Sales by distribution channel
Institutional (4)	$3.0	$3.3	$3.3	$4.2	$2.0	(33.3)%	$11.8	$13.0	10.2%
Retail (4)	21.0	23.8	23.2	26.6	26.4	25.7%	71.1	99.9	40.5%
Private Wealth	4.3	5.5	5.4	4.7	5.2	20.9%	18.6	20.8	11.8%
Firmwide Gross Sales (4)	$28.3	$32.6	$31.9	$35.5	$33.6	18.7%	$101.5	$133.7	31.7%

Gross sales by investment service
Equity Active	$9.2	$11.7	$12.5	$13.0	$11.8	28.3%	$37.3	$49.0	31.4%
Equity Passive (1) (4)	0.2	0.7	0.3	0.2	0.2	—%	1.3	1.5	15.4%
Fixed Income - Taxable	10.2	12.1	10.3	11.6	10.4	2.0%	36.4	44.4	22.0%
Fixed Income - Tax-Exempt (4)	5.5	5.3	4.9	5.6	8.5	54.5%	16.5	24.2	46.7%
Fixed Income Passive (1)	1.3	—	—	—	—	(100.0)%	1.7	—	(100.0)%
Alternatives/Multi-Asset Solutions (2) (4)	1.9	2.8	3.9	5.1	2.7	42.1%	8.3	14.6	75.9%
Firmwide Gross Sales (4)	$28.3	$32.6	$31.9	$35.5	$33.6	18.7%	$101.5	$133.7	31.7%

Wealth Management
Sales by Product Type
Advisory	$2,518	$2,866	3,304	3,725	3,623	43.9%	$9,518	$13,519	42.0%
Brokerage and Direct	1,308	1,357	1,481	1,446	1,523	16.5%	4,851	5,807	19.7%
Retirement, Premiums and Deposits	3,324	3,565	3,504	3,539	3,561	7.1%	12,544	14,169	13.0%
Total Sales	$7,150	$7,788	$8,290	$8,710	$8,707	21.8%	$26,913	$33,495	24.5%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.
(4) Line item does not cross foot for the year ended 2024 due to rounding.

4Q 2024 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

4Q 2024 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023 (1)	12/31/2024	Change

Revenues
Policy charges, fee income and premiums	$195	$208	$209	$224	$223	14.4%	$791	$864	9.2%
Net investment income (loss)	510	555	593	635	666	30.6%	1,782	2,449	37.4%
Net derivative gains (losses)	(5)	(5)	(6)	(5)	(5)	—%	(20)	(21)	(5.0)%
Investment management, service fees and other income	83	88	92	90	94	13.3%	360	364	1.1%
Segment revenues	783	846	888	944	978	24.9%	2,913	3,656	25.5%

Benefits and other deductions
Policyholders’ benefits	76	77	78	82	87	14.5%	299	324	8.4%
Remeasurement of liability for future policy benefits	(3)	(3)	1	1	(1)	66.7%	(2)	(2)	—%
Interest credited to policyholders’ account balances	226	248	281	336	343	51.8%	708	1,208	70.6%
Commissions and distribution-related payments	70	77	80	97	102	45.7%	262	356	35.9%
Amortization of deferred policy acquisition costs	105	109	111	119	121	15.2%	388	460	18.6%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	55	55	50	47	52	(5.5)%	198	204	3.0%
Segment benefits and other deductions	529	563	601	682	704	33.1%	1,853	2,550	37.6%

Operating earnings (loss), before income taxes	254	283	287	262	274	7.9%	1,060	1,106	4.3%
Income taxes	(41)	(39)	(43)	(37)	(34)	17.1%	(176)	(153)	13.1%
Operating earnings (loss), before noncontrolling interest	213	244	244	225	240	12.7%	884	953	7.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$213	$244	$244	$225	$240	12.7%	$884	$953	7.8%

Summary Metrics

Operating earnings (loss) - TTM:	$884	$921	$921	$926	$953	7.8%	$884	$953	7.8%

Average Account Value net of embedded derivative instruments (TTM) (2)	$75,324	$78,256	$81,128	$84,596	$88,164	17.0%	$75,324	$88,164	17.0%

Return on assets net of embedded derivative instruments (TTM) (2)	1.41%	1.40%	1.36%	1.28%	1.25%		1.41%	1.25%

Net flows	$1,464	$1,647	$1,853	$1,910	$1,747	19.3%	$5,565	$7,157	28.6%

First year premiums and deposits	$3,868	$4,313	$4,485	$4,854	$4,908	26.9%	$14,226	$18,560	30.5%

In-force Policy Count by Product (in thousands):	616	622	629	636	643		616	643

(1) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.
(2) Balances have been revised from previously filed financial statement supplement to be net of embedded derivative instruments.

4Q 2024 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023 (2)	12/31/2024

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,931	$3,023	$2,983	$3,072	$3,127	$10,401	$12,205
SCS Income	218	393	482	556	619	933	2,050
Retirement Cornerstone	477	561	555	555	588	1,806	2,259
Investment Edge	185	310	430	594	462	844	1,796
Other	57	26	35	77	112	242	250
Total First Year Premiums and Deposits	$3,868	$4,313	$4,485	$4,854	$4,908	$14,226	$18,560

Account Values
General Account:
Balance as of beginning of period	$46,650	$52,387	$57,583	$61,452	$66,473	$38,128	$52,387
Gross premiums and deposits (1)	2,943	3,410	3,494	3,621	3,552	10,881	14,077
Surrenders, withdrawals and benefits	(1,122)	(1,225)	(1,191)	(1,343)	(1,416)	(3,977)	(5,175)
Net flows	1,821	2,185	2,303	2,278	2,136	6,904	8,902
Change in market value and reinvestment	1,150	(58)	294	1,247	(856)	1,511	627
Change in fair value of embedded derivative instruments	2,766	3,069	1,272	1,496	1,267	5,841	7,104
Other	—	—	—	—	—	3	—
Balance as of end of period	$52,387	$57,583	$61,452	$66,473	$69,020	$52,387	$69,020
Balance as of end of period net of embedded derivative instruments	$41,914	$44,122	$46,782	$50,506	$52,090	$41,914	$52,090
Separate Accounts:
Balance as of beginning of period	$36,820	$39,619	$41,062	$40,810	$42,393	$36,455	$39,619
Gross premiums and deposits (1)	949	946	1,026	1,235	1,316	3,451	4,523
Surrenders, withdrawals and benefits	(1,306)	(1,484)	(1,476)	(1,603)	(1,705)	(4,790)	(6,268)
Net flows	(357)	(538)	(450)	(368)	(389)	(1,339)	(1,745)
Change in market value and reinvestment	3,156	1,981	198	1,951	(480)	4,499	3,650
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other	—	—	—	—	—	4	—
Balance as of end of period	$39,619	$41,062	$40,810	$42,393	$41,524	$39,619	$41,524
Total:
Balance as of beginning of period	$83,470	$92,006	$98,645	$102,262	$108,866	$74,583	$92,006
Gross premiums and deposits (1)	3,892	4,356	4,520	4,856	4,868	14,332	18,600
Surrenders, withdrawals and benefits	(2,428)	(2,709)	(2,667)	(2,946)	(3,121)	(8,767)	(11,443)
Net flows	1,464	1,647	1,853	1,910	1,747	5,565	7,157
Change in market value and reinvestment	4,306	1,923	492	3,198	(1,336)	6,010	4,277
Change in fair value of embedded derivative instruments	2,766	3,069	1,272	1,496	1,267	5,841	7,104
Other	—	—	—	—	—	7	—
Balance as of end of period	$92,006	$98,645	$102,262	$108,866	$110,544	$92,006	$110,544
Balance as of end of period net of embedded derivative instruments	$81,533	$85,184	$87,592	$92,899	$93,614	$81,533	$93,614

Net Amount at Risk (NAR)
Total GMIB NAR	$14	$17	$21	$31	$31	$14	$31
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$3,104	$2,868	$2,972	$2,705	$2,977	$3,104	$2,977
MRB Reserves (Net of Reinsurance)	$618	$320	$399	$576	$468	$618	$468
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

4Q 2024 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Revenues
Policy charges, fee income and premiums	$67	$73	$79	$81	$84	25.4%	$268	$317	18.3%
Net investment income (loss)	125	142	139	143	136	8.8%	497	560	12.7%
Net derivative gains (losses)	—	—	—	(1)	—	—%	(1)	(1)	—%
Investment management, service fees and other income	58	77	65	91	85	46.6%	257	318	23.7%
Segment revenues	250	292	283	314	305	22.0%	1,021	1,194	16.9%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	58	52	56	60	59	1.7%	215	227	5.6%
Commissions and distribution-related payments	36	44	45	39	42	16.7%	155	170	9.7%
Amortization of deferred policy acquisition costs	15	15	8	16	15	—%	59	54	(8.5)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	24	35	29	35	38	58.3%	113	137	21.2%
Segment benefits and other deductions	133	146	138	150	154	15.8%	542	588	8.5%

Operating earnings (loss), before income taxes	117	146	145	164	151	29.1%	479	606	26.5%
Income taxes	(19)	(20)	(22)	(23)	(19)	—%	(80)	(84)	(5.0)%
Operating earnings (loss), before noncontrolling interest	98	126	123	141	132	34.7%	399	522	30.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$98	$126	$123	$141	$132	34.7%	$399	$522	30.8%

Summary Metrics

Operating earnings (loss) - TTM:	$399	$436	$452	$488	$522	30.8%	$399	$522	30.8%

Average Account Value net of embedded derivative instruments (TTM) (1)	$34,116	$35,400	$36,535	$37,712	$39,071	14.5%	$34,116	$39,071	14.5%

Return on assets net of embedded derivative instruments (TTM) (1)	1.40%	1.47%	1.48%	1.52%	1.55%		1.40%	1.55%

Net flows	$(135)	$(132)	$408	$(246)	$(134)	0.7%	$(256)	$(104)	59.4%

Gross premiums and deposits	$1,137	$1,018	$1,570	$955	$1,149	1.1%	$3,806	$4,693	23.3%

(1) Balances have been revised from previously filed financial statement supplement to be net of embedded derivative instruments.

4Q 2024 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023 (2)	12/31/2024

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$545	$428	$950	$454	$530	$1,581	$2,362
Renewal premiums and deposits	592	590	620	501	619	2,225	2,331
Group Retirement premiums and deposits	$1,137	$1,018	$1,570	$955	$1,149	$3,806	$4,693

Gross premiums and deposits by market:
Tax-exempt	$368	$317	$298	$311	$326	$1,113	$1,251
Corporate	149	93	108	115	93	357	409
Institutional	24	15	542	26	108	98	692
Other	4	3	2	2	3	13	10
Total first year premiums and deposits	545	428	950	454	530	1,581	2,362
Tax-exempt	463	453	492	381	492	1,703	1,819
Corporate	90	99	93	92	92	378	376
Institutional	—	—	—	—	—	—	—
Other	39	38	35	28	35	144	136
Total renewal premiums and deposits	592	590	620	501	619	2,225	2,331
Group Retirement premiums and deposits by market	$1,137	$1,018	$1,570	$955	$1,149	$3,806	$4,693

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$9,002	$8,952	$8,882	$9,382	$9,369	$9,175	$8,952
Gross premiums and deposits	257	222	768	240	325	896	1,555
Surrenders, withdrawals and benefits	(404)	(360)	(332)	(362)	(372)	(1,412)	(1,426)
Net flows (2)	(147)	(138)	436	(122)	(47)	(516)	129
Change in market value and reinvestment	55	45	57	96	14	210	212
Change in fair value of embedded derivative instruments	42	23	7	13	5	87	48
Other (1) (2)	—	—	—	—	—	(4)	—
Balance as of end of period (2)	$8,952	$8,882	$9,382	$9,369	$9,341	$8,952	$9,341
Balance as of end of period net of embedded derivative instruments	$8,870	$8,795	$9,306	$9,293	$9,271	$8,870	$9,271
Separate Accounts and Mutual Funds
Balance as of beginning of period	$24,848	$27,519	$29,608	$29,885	$31,493	$22,830	$27,519
Gross premiums and deposits	880	796	802	716	824	2,910	3,138
Surrenders, withdrawals and benefits	(868)	(790)	(830)	(840)	(911)	(2,650)	(3,371)
Net flows (2)	12	6	(28)	(124)	(87)	260	(233)
Change in market value and reinvestment	2,659	2,083	305	1,732	(93)	4,399	4,027
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other (1) (2)	—	—	—	—	—	30	—
Balance as of end of period (2)	$27,519	$29,608	$29,885	$31,493	$31,313	$27,519	$31,313

Total:
Balance as of beginning of period	$33,850	$36,471	$38,490	$39,267	$40,862	$32,005	$36,471
Gross premiums and deposits	1,137	1,018	1,570	956	1,149	3,806	4,693
Surrenders, withdrawals and benefits	(1,272)	(1,150)	(1,162)	(1,202)	(1,283)	(4,062)	(4,797)
Net flows	(135)	(132)	408	(246)	(134)	(256)	(104)
Change in market value and reinvestment	2,714	2,128	362	1,828	(79)	4,609	4,239
Change in fair value of embedded derivative instruments	42	23	7	13	5	87	48
Other (1)	—	—	—	—	—	26	—
Balance as of end of period	$36,471	$38,490	$39,267	$40,862	$40,654	$36,471	$40,654
Balance as of end of period net of embedded derivative instruments	$36,389	$38,403	$39,191	$40,786	$40,584	$36,389	$40,584
Notes:
(1) For the year ended December 31, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

(2) Balances for the year ended December 31, 2023 were revised from previously filed financial statement supplement.

4Q 2024 Financial Supplement	16

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Revenues
Net investment income (loss)	$16	$8	$7	$17	$(5)	(131.3)%	$18	$27	50.0%
Net derivative gains (losses)	(14)	(5)	(1)	(16)	15	207.1%	(16)	(7)	56.3%
Investment management, service fees and other income	1,072	1,090	1,045	1,085	1,239	15.6%	4,115	4,459	8.4%
Segment revenues	1,074	1,093	1,051	1,086	1,249	16.3%	4,117	4,479	8.8%

Benefits and other deductions
Commissions and distribution-related payments	156	173	180	192	197	26.3%	610	742	21.6%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	679	672	633	641	707	4.1%	2,621	2,653	1.2%
Total benefits and other deductions	835	845	813	833	904	8.3%	3,231	3,395	5.1%

Operating earnings (loss), before income taxes	239	248	238	253	345	44.4%	886	1,084	22.3%
Income taxes	(30)	(44)	(42)	(42)	(50)	(66.7)%	(126)	(178)	(41.3)%
Operating earnings (loss), before noncontrolling interest	209	204	196	211	295	41.1%	760	906	19.2%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(95)	(98)	(95)	(100)	(134)	(41.1)%	(349)	(427)	(22.3)%
Operating earnings (loss)	$114	$106	$101	$111	$161	41.2%	$411	$479	16.5%

Summary Metrics

Adjusted operating margin (1)	29.2%	30.3%	30.8%	31.3%	36.4%		28.2%	32.3%

Net flows (in billions USD)	$(1.8)	$0.5	$0.9	$1.1	$(4.8)		$(7.0)	$(2.2)

Total AUM (in billions USD)	$725.2	$758.7	$769.5	$805.9	$792.2		$725.2	$792.2

Ownership Structure of AB

Holdings and its subsidiaries	59.8%	59.6%	59.7%	60.0%	61.9%		59.8%	61.9%
AB Holding	39.5%	39.7%	39.6%	39.3%	37.5%		39.5%	37.5%
Unaffiliated holders	0.7%	0.7%	0.7%	0.7%	0.6%		0.7%	0.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.2%	61.0%	61.2%	61.6%	61.9%		61.2%	61.9%
EQH average economic interest	61.6%	61.1%	61.1%	61.4%	61.8%		61.5%	61.3%

Units of limited partnership outstanding (in millions)	286.6	287.3	286.8	285.6	292.1		286.6	292.1
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

4Q 2024 Financial Supplement	17

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024

AUM Roll-forward
Balance as of beginning of period	$669.0	$725.2	$758.7	$769.5	$805.9
Sales/new accounts	28.3	32.6	31.9	35.5	33.6
Redemptions/terminations	(24.1)	(25.2)	(25.7)	(26.4)	(29.2)
Cash flow/unreinvested dividends	(6.0)	(6.9)	(5.3)	(8.0)	(9.2)
Net long-term (outflows) inflows	(1.8)	0.5	0.9	1.1	(4.8)
Adjustment (1)	—	—	—	—	0.7
Market appreciation (depreciation)	58.0	33.0	9.9	35.3	(9.6)
Net change	56.2	33.5	10.8	36.4	(13.7)
Balance as of end of period	$725.2	$758.7	$769.5	$805.9	$792.2

Ending Assets by distribution channel
Institutions	$317.1	$322.5	$322.7	$335.2	$321.4
Retail	286.8	308.0	316.4	334.5	334.3
Private Wealth	121.3	128.2	130.4	136.2	136.5
Total	$725.2	$758.7	$769.5	$805.9	$792.2

Ending Assets by investment service
Equity
Actively Managed	$247.5	$264.1	$264.4	$271.3	$263.4
Passively Managed (2)	62.1	64.7	65.8	68.9	68.3
Total Equity	$309.6	$328.8	$330.2	$340.2	$331.7
Fixed Income
Actively Managed	$269.7	$276.1	$282.2	$287.4	$285.5
Passively Managed (2)	11.4	11.2	11.0	11.4	10.3
Total Fixed Income	281.1	287.3	293.2	298.8	295.8
Total Alternatives/Multi-Asset Solutions (3)	134.5	142.6	146.1	166.9	164.7
Total	$725.2	$758.7	$769.5	$805.9	$792.2

Notes:

(1) This adjustment is due to a change in fee policy related to certain fixed income assets effective October 1, 2024.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services.

4Q 2024 Financial Supplement	18

Asset Management - Net Flows
	For the Three Months Ended					Years Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023	12/31/2024 (3)
Net Flows by Distribution Channel
Institutions
US	$(1.0)	$(1.5)	$1.9	$1.7	$(0.2)	$1.3	$2.1
Global and Non-US	(1.5)	(2.7)	(3.7)	(6.1)	(6.0)	(13.1)	(18.6)
Total Institutions	$(2.5)	$(4.2)	$(1.8)	$(4.4)	$(6.2)	$(11.8)	$(16.5)
Retail
US	$1.4	$1.9	$2.7	$4.0	$4.3	$2.8	$12.7
Global and Non-US	(0.1)	2.3	0.1	1.4	(3.2)	0.9	0.7
Total Retail	$1.3	$4.2	$2.8	$5.4	$1.1	$3.7	$13.4
Private Wealth
US	$(0.1)	$0.7	$0.2	$0.2	$0.5	$2.3	$1.7
Global and Non-US	(0.5)	(0.2)	(0.3)	(0.1)	(0.2)	(1.2)	(0.8)
Total Private Wealth	$(0.6)	$0.5	$(0.1)	$0.1	$0.3	$1.1	$0.9
Total Net Flows by Distribution Channel	$(1.8)	$0.5	$0.9	$1.1	$(4.8)	$(7.0)	$(2.2)
Net Flows by Investment Service
Equity Active
US	$(3.3)	$(1.5)	$(1.5)	$(0.3)	$(4.1)	$(6.2)	$(7.3)
Global and Non-US	(1.7)	(4.7)	(4.6)	(4.2)	(3.3)	(9.3)	(16.8)
Total Equity Active	$(5.0)	$(6.2)	$(6.1)	$(4.5)	$(7.4)	$(15.5)	$(24.1)
Equity Passive (1)
US	$(0.3)	$(3.2)	$(0.6)	$(0.7)	$(1.1)	$(3.7)	$(5.6)
Global and Non-US	(0.2)	(0.1)	(0.1)	(0.4)	(0.3)	(0.3)	(1.0)
Total Equity Passive (1)	$(0.5)	$(3.3)	$(0.7)	$(1.1)	$(1.4)	$(4.0)	$(6.6)
Fixed Income - Taxable
US	$0.7	$1.3	$4.6	$1.5	$3.2	$8.7	$10.6
Global and Non-US	(0.1)	3.3	(0.2)	1.2	(3.9)	(2.1)	0.4
Total Fixed Income - Taxable	$0.6	$4.6	$4.4	$2.7	$(0.7)	$6.6	$11.0
Fixed Income - Tax-Exempt
US	$1.9	$2.9	$1.9	$3.3	$5.5	$5.7	$13.6
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.9	$2.9	$1.9	$3.3	$5.5	$5.7	$13.6
Fixed Income - Passive (1)
US	$1.2	$—	$(0.1)	$(0.2)	$(0.1)	$1.5	$(0.5)
Global and Non-US	—	(0.1)	0.1	(0.1)	(0.5)	—	(0.5)
Total Fixed Income - Passive (1)	$1.2	$(0.1)	$—	$(0.3)	$(0.6)	$1.5	$(1.0)
Alternatives/Multi-Asset Solutions (2)
US	$0.1	$1.6	$0.5	$2.3	$1.2	$0.4	$5.7
Global and Non-US	(0.1)	1.0	0.9	(1.3)	(1.4)	(1.7)	(0.8)
Total Alternatives/Multi-Asset Solutions (2)	$—	$2.6	$1.4	$1.0	$(0.2)	$(1.3)	$4.9
Total Net Flows by Investment Service	$(1.8)	$0.5	$0.9	$1.1	$(4.8)	$(7.0)	$(2.2)
Active vs. Passive Net Flows
Actively Managed
Equity	$(5.0)	$(6.2)	$(6.1)	$(4.5)	$(7.4)	$(15.5)	$(24.1)
Fixed Income	2.5	7.5	6.3	6.0	4.8	12.3	24.6
Alternatives/Multi-Asset Solutions (2)	(0.3)	2.4	1.1	0.7	(0.4)	(2.0)	3.8
Total	$(2.8)	$3.7	$1.3	$2.2	$(3.0)	$(5.2)	$4.3
Passively Managed (1)
Equity	$(0.5)	$(3.3)	$(0.7)	$(1.2)	$(1.4)	$(4.0)	$(6.6)
Fixed Income	1.2	(0.1)	—	(0.3)	(0.6)	1.5	(1.0)
Alternatives/Multi-Asset Solutions (2)	0.3	0.2	0.3	0.4	0.2	0.7	1.1
Total	$1.0	$(3.2)	$(0.4)	$(1.1)	$(1.8)	$(1.8)	$(6.5)
Total Active vs Passive Net Flows	$(1.8)	$0.5	$0.9	$1.1	$(4.8)	$(7.0)	$(2.2)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Certain line items do not cross foot for the year ended 2024 due to rounding.

4Q 2024 Financial Supplement	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Revenues
Policy charges, fee income and premiums	$544	$528	$532	$537	$537	(1.3)%	$2,104	$2,134	1.4%
Net investment income (loss)	233	257	260	258	251	7.7%	952	1,026	7.8%
Net derivative gains (losses)	(5)	—	(1)	1	—	100.0%	(16)	—	100.0%
Investment management, service fees and other income	35	40	43	43	43	22.9%	140	169	20.7%
Segment revenues	807	825	834	839	831	3.0%	3,180	3,329	4.7%

Benefits and other deductions
Policyholders’ benefits	444	487	473	455	486	9.5%	1,975	1,901	(3.7)%
Remeasurement of liability for future policy benefits	30	(4)	(12)	26	(1)	(103.3)%	18	9	(50.0)%
Interest credited to policyholders’ account balances	128	133	135	141	125	(2.3)%	520	534	2.7%
Commissions and distribution-related payments	51	40	43	43	46	(9.8)%	158	172	8.9%
Amortization of deferred policy acquisition costs	31	30	32	31	32	3.2%	120	125	4.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	90	91	86	87	108	20.0%	328	372	13.4%
Segment benefits and other deductions	774	777	757	783	796	2.8%	3,119	3,113	(0.2)%

Operating earnings (loss), before income taxes	33	48	77	56	35	6.1%	61	216	254.1%
Income taxes	(5)	(7)	(11)	(8)	(4)	20.0%	(10)	(30)	(200.0)%
Operating earnings (loss), before noncontrolling interest	28	41	66	48	31	10.7%	51	186	264.7%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	1	(2)	1	100.0%	—	—	—%
Operating earnings (loss)	$28	$41	$67	$46	$32	14.3%	$51	$186	264.7%

Summary Metrics

Operating earnings (loss) - TTM:	$51	$127	$170	$182	$186	264.7%	$51	$186	264.7%

Benefit ratio	70.9%	75.2%	72.9%	71.0%	73.5%		78.5%	73.1%

Gross written premiums	$821	$778	$784	$793	$829	0.9%	$3,132	$3,184	1.6%

Annualized premiums	$102	$80	$91	$88	$102	flat	$335	$361	7.6%

Total in-force face amount (in billions USD) (1)	$412.3	$413.2	$411.7	$410.3	$409.2	(0.8)%	$412.3	$409.2	(0.8)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

4Q 2024 Financial Supplement	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023	12/31/2024

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	2	2	3	3	2	11	10
Variable Universal Life	119	80	87	90	112	339	369
Term	3	3	2	2	3	12	10
Employee Benefits	29	28	29	32	31	104	120
Other (1)	1	—	—	—	—	1	—
Total	$154	$113	$121	$127	$148	$467	$509

Renewals by Product Line:
Universal Life	$175	$169	$166	$179	$160	$729	$674
Indexed Universal Life	68	74	69	67	66	288	276
Variable Universal Life	257	251	259	249	279	1,002	1,038
Term	92	92	86	86	88	363	352
Employee Benefits	71	75	80	81	84	268	320
Other (1)	4	4	3	4	4	15	15
Total	667	665	663	666	681	2,665	2,675
Total Gross Premiums	$821	$778	$784	$793	$829	$3,132	$3,184

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$40.9	$40.6	$39.6	$39.1	$38.5	$40.9	$38.5
Indexed Universal Life	26.9	26.6	26.5	26.3	26.2	26.9	26.2
Variable Universal Life (4)	136.9	138.1	139.0	140.1	141.6	136.9	141.6
Term	206.5	206.8	205.5	203.7	201.8	206.5	201.8
Whole Life	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Total	$412.3	$413.2	$411.7	$410.3	$409.2	$412.3	$409.2

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	122	120	118	116	114	122	114
Indexed Universal Life	63	63	62	62	62	63	62
Variable Universal Life (4)	291	290	290	290	289	291	289
Term	245	246	243	240	237	245	237
Whole Life	15	15	15	15	15	15	15
Total	736	734	728	723	717	736	717

Protection Solutions Reserves
General Account	$18,184	$18,167	$18,150	$18,318	$18,208	$18,184	$18,208
Separate Accounts	16,337	17,560	17,761	18,684	18,753	16,337	18,753
Total	$34,521	$35,727	$35,911	$37,002	$36,961	$34,521	$36,961

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

4Q 2024 Financial Supplement	21

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023	12/31/2024	Change

Revenues
Net investment income (loss)	$4	$4	$4	$4	$5	25.0%	$13	$17	30.8%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	404	419	438	446	476	17.8%	1,538	1,779	15.7%
Segment revenues	408	423	442	450	481	17.9%	1,551	1,796	15.8%

Benefits and other deductions
Commissions and distribution-related payments	253	260	282	281	310	22.5%	968	1,133	17.0%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	95	105	99	103	112	17.9%	373	419	12.3%
Segment benefits and other deductions	348	365	381	384	422	21.3%	1,341	1,552	15.7%

Operating earnings (loss), before income taxes	60	58	61	66	59	(1.7)%	210	244	16.2%
Income taxes	(15)	(15)	(17)	(16)	(12)	20.0%	(51)	(60)	(17.6)%
Operating earnings (loss), before noncontrolling interest	45	43	44	50	47	4.4%	159	184	15.7%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$45	$43	$44	$50	$47	4.4%	$159	$184	15.7%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$140	$150	$161	$167	179	27.9%	$542	657	21.2%
Distribution fees	246	253	260	262	281	14.2%	931	1,056	13.4%
Interest income	13	13	12	12	12	(5.6)%	50	49	(2.0)%
Service and other income	5	3	5	5	4	(20.0)%	15	17	13.3%
Total Investment management, service fees and other income	$404	$419	$438	$446	476	17.8%	$1,538	1,779	15.7%
Summary Metrics
Pre-tax operating margin	14.7%	13.7%	13.8%	14.7%	12.3%		13.5%	13.6%

Advisory net flows	$544	$(175)	$1,539	$1,860	$776	42.6%	2,978	$4,000	34.3%

Total AUA	$87,047	$91,936	$93,816	$100,431	$100,623	15.6%	$87,047	$100,623	15.6%

4Q 2024 Financial Supplement	22

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023	12/31/2024

AUA Roll-forward
Advisory assets :
Beginning assets	$50,118	$55,072	$58,075	$60,398	$65,390	$45,544	$55,072
Net flows	544	(175)	1,539	1,860	776	2,978	4,000
Market appreciation (depreciation) and other	4,410	3,178	784	3,132	(206)	6,550	6,888
Advisory ending assets	$55,072	$58,075	$60,398	$65,390	$65,960	$55,072	$65,960

Brokerage and direct assets	$31,975	$33,861	$33,418	$35,041	$34,663	$31,975	$34,663

Total Wealth Management assets	$87,047	$91,936	$93,816	$100,431	$100,623	$87,047	$100,623

Cash balances	$2,953	$2,804	$2,695	$2,767	$3,083	$2,953	$3,083

Advisors
Advisors	4,406	4,320	4,358	4,396	4,587	4,406	4,587
Revenue per advisor TTM (in thousands USD)	$370	$380	$386	$394	$407	$370	$407

Sales by Product Type
Advisory	$2,518	$2,866	$3,304	$3,725	$3,623	$9,518	$13,519
Brokerage and direct	1,308	1,357	1,481	1,446	1,523	4,851	5,807
Retirement, premiums and deposits	3,324	3,565	3,504	3,539	3,561	12,544	14,169
Total sales	$7,150	$7,788	$8,290	$8,710	$8,707	$26,913	$33,495

4Q 2024 Financial Supplement	23

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	Change	12/31/2023 (3)	12/31/2024	Change

Revenues
Policy charges, fee income and premiums	$5	$13	$8	$6	$14	180.0%	$24	$41	70.8%
Net investment income (loss)	17	17	14	15	12	(29.4)%	99	58	(41.4)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	104	100	100	96	103	(1.0)%	408	399	(2.2)%
Segment revenues	126	130	122	117	129	2.4%	531	498	(6.2)%

Benefits and other deductions
Policyholders’ benefits	—	(1)	1	—	1	100.0%	—	1	100.0%
Remeasurement of liability for future policy benefits	—	(1)	1	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	7	9	8	9	7	—%	36	33	(8.3)%
Commissions and distribution-related payments	40	40	41	40	39	(2.5)%	171	160	(6.4)%
Amortization of deferred policy acquisition costs	15	16	15	16	15	—%	63	62	(1.6)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	26	26	21	20	23	(11.5)%	80	90	12.5%
Segment benefits and other deductions	88	89	87	85	85	(3.4)%	350	346	(1.1)%

Operating earnings (loss), before income taxes	38	41	35	32	44	15.8%	181	152	(16.0)%
Income taxes	(7)	(6)	(4)	(5)	(6)	14.3%	(30)	(21)	30.0%
Operating earnings (loss), before noncontrolling interest	31	35	31	27	38	22.6%	151	131	(13.2)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$31	$35	$31	$27	$38	22.6%	$151	$131	(13.2)%

Summary Metrics

Operating earnings (loss) - TTM:	$151	$133	$129	$125	$131	(13.2)%	$151	$131	(13.2)%

Average Account Value (TTM)	$21,484	$21,751	$21,786	$21,820	$21,974	2.3%	$21,484	$21,974	2.3%

Return on assets (TTM)	0.84%	0.73%	0.71%	0.67%	0.69%		0.84%	0.69%

Net flows (1)	$(648)	$(658)	$(667)	$(712)	$(787)	(21.5)%	$(2,298)	$(2,824)	(22.9)%

In-force Policy Count by Product (in thousands) (2):	270	263	257	251	246		270	246

Notes:
(1) Net of the Venerable transaction.
(2) In-force Policy Count by Product presented on a gross basis includes ceded policies related to the Venerable transaction.
(3) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

4Q 2024 Financial Supplement	24

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023 (2)	12/31/2024

Account Values
General Account:
Balance as of beginning of period	$557	$524	$504	$486	$465	$619	$524
Net flows (1)	(36)	(23)	(21)	(25)	(20)	(108)	(89)
Investment performance, interest credited and policy charges (1)	3	3	3	4	2	13	12
Balance as of end of period	$524	$504	$486	$465	$447	$524	$447
Separate Accounts:
Balance as of beginning of period	$20,033	$21,316	$22,010	$21,417	$21,789	$20,557	$21,316
Net flows (1)	(612)	(635)	(646)	(687)	(767)	(2,190)	(2,735)
Investment performance, interest credited and policy charges (1)	1,895	1,329	53	1,059	(111)	2,949	2,330
Balance as of end of period	$21,316	$22,010	$21,417	$21,789	$20,911	$21,316	$20,911
Total:
Balance as of beginning of period	$20,590	$21,840	$22,514	$21,903	$22,254	$21,176	$21,840
Net flows (1)	(648)	(658)	(667)	(712)	(787)	(2,298)	(2,824)
Investment performance, interest credited and policy charges (1)	1,898	1,332	56	1,063	(109)	2,962	2,342
Balance as of end of period	$21,840	$22,514	$21,903	$22,254	$21,358	$21,840	$21,358
Net Amount at Risk (NAR)
Total GMIB NAR	$2,822	$2,502	$2,462	$2,692	$2,390	$2,822	$2,390
Total GMDB NAR	$9,465	$8,982	$8,984	$8,472	$8,602	$9,465	$8,602
MRB Reserves (Net of Reinsurance)	$3,998	$3,368	$3,429	$3,416	$3,136	$3,998	$3,136

Notes:
(1) Net of the Venerable transaction.
(2) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

4Q 2024 Financial Supplement	25

Investments

4Q 2024 Financial Supplement	26

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2023		December 31, 2024
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$67,030	60.7%	$76,641	62.1%
Fixed maturities, at fair value using the fair value option	1,654	1.5%	2,053	1.7%
Mortgage loans on real estate	18,171	16.5%	20,072	16.3%
Policy loans	4,158	3.8%	4,330	3.5%
Other equity investments	3,384	3.1%	3,719	3.0%
Other invested assets	6,719	6.1%	8,537	6.9%
Subtotal investment assets	101,116	91.6%	115,352	93.5%
Trading securities	1,057	1.0%	1,095	0.9%
Total investments	102,173	92.5%	116,447	94.4%
Cash and cash equivalents	8,239	7.5%	6,964	5.6%
Total	$110,412	100.0%	$123,411	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,181	17.9%	$16,080	19.1%
Manufacturing	11,333	15.4%	12,499	14.8%
Utilities	6,838	9.3%	8,476	10.1%
Services	8,242	11.2%	8,899	10.6%
Energy	3,758	5.1%	2,546	3.0%
Retail and wholesale	3,253	4.4%	2,979	3.5%
Transportation	2,493	3.4%	1,559	1.9%
Other	190	0.3%	1,665	2.0%
Total corporate securities	49,288	67.0%	54,703	65.0%
U.S. government and agency	5,735	7.8%	5,801	6.9%
Residential mortgage-backed (2)	2,470	3.4%	4,520	5.4%
Preferred stock	56	0.1%	56	0.1%
State & political	614	0.8%	472	0.6%
Foreign governments	719	1.0%	689	0.8%
Commercial mortgage-backed	3,595	4.9%	4,301	5.1%
Asset-backed securities	11,049	15.0%	13,660	16.2%
Total	$73,526	100.0%	$84,202	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$47,694	64.9%	$56,266	66.8%
Baa (NAIC Designation 2)	23,476	31.9%	26,255	31.2%
Investment grade	71,170	96.8%	82,521	98.0%
Below investment grade (NAIC Designation 3 and 4)	2,356	3.2%	1,681	2.0%
Total	$73,526	100.0%	$84,202	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

4Q 2024 Financial Supplement	27

Consolidated Results of General Account Investment Portfolio

	For the Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2023		December 31, 2024
	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.17%	$3,103	4.41%	$3,462
Ending assets		73,526		84,202
Mortgages:
Income (loss)	4.65%	806	5.14%	973
Ending assets		18,171		20,072
Other Equity Investments (1):
Income (loss)	3.88%	135	5.75%	203
Ending assets		3,433		3,495
Trading Securities:
Income	—%	—	5.07%	16
Ending assets		—		527
Policy Loans:
Income	5.30%	216	5.31%	225
Ending assets		4,158		4,330
Cash and Short-term Investments: (3)
Income (loss)	(2.51)%	(81)	(4.10)%	(223)
Ending assets		4,718		3,259
Funding Agreements:
Interest expense and other		(425)		(335)
Ending (liabilities)		(7,616)		(7,167)
Total invested Assets:
Income (loss)	3.98%	3,754	4.17%	4,321
Ending assets		96,390		108,718
Short Duration Fixed Maturities:
Income (loss)	4.14%	3	—%	—
Ending assets		16		—
Total Net Investment Income:
Investment income	3.98%	3,757	4.17%	4,321
Less: investment fees (4)	(0.18)%	(166)	(0.17)%	(180)
Investment income, net	3.80%	$3,591	3.99%	$4,141
General Account Ending Net Assets		$96,406		$108,718
Operating Earnings adjustments:
Funding Agreements interest expense		425		335
AB and other non-General Account investment income		249		389
Operating Net investment income (loss)		$4,265		$4,865
Notes:

(1) Includes, as of December 31, 2024 and December 31, 2023, $431 million and $361 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.
(4) Fixed maturities yield excludes out of period income adjustment during year ended December 31, 2023.

4Q 2024 Financial Supplement	28

Additional Information

4Q 2024 Financial Supplement	29

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023	12/31/2024

TOTAL
Beginning balance	$6,599	$6,705	$6,804	$6,924	$7,031	$6,369	$6,705
Capitalization of commissions, sales and issue expenses	274	270	291	291	324	976	1,176
Amortization	(168)	(171)	(171)	(184)	(185)	(640)	(711)
Ending balance	$6,705	$6,804	$6,924	$7,031	$7,170	$6,705	$7,170

Individual Retirement
Beginning balance	$3,426	$3,508	$3,601	$3,703	$3,807	$3,219	$3,508
Capitalization of commissions, sales and issue expenses	187	202	213	222	243	677	880
Amortization	(105)	(109)	(111)	(118)	(121)	(388)	(459)
Ending balance	$3,508	$3,601	$3,703	$3,807	$3,929	$3,508	$3,929

Group Retirement
Beginning balance	$814	$825	$828	$839	$842	$800	$825
Capitalization of commissions, sales and issue expenses	25	18	20	18	24	83	80
Amortization	(14)	(15)	(9)	(15)	(15)	(58)	(54)
Ending balance	$825	$828	$839	$842	$851	$825	$851

Protection Solutions
Beginning balance	$1,676	$1,700	$1,714	$1,731	$1,745	$1,630	$1,700
Capitalization of commissions, sales and issue expenses	55	44	49	46	52	190	191
Amortization	(31)	(30)	(32)	(32)	(31)	(120)	(125)
Ending balance	$1,700	$1,714	$1,731	$1,745	$1,766	$1,700	$1,766

Legacy
Beginning balance	$564	$555	$546	$538	$527	$593	$555
Capitalization of commissions, sales and issue expenses	7	6	8	5	5	26	24
Amortization	(16)	(15)	(16)	(16)	(15)	(64)	(62)
Ending balance	$555	$546	$538	$527	$517	$555	$517

Corporate and Other
Beginning balance	$119	$117	$115	$113	$110	$127	$117
Capitalization of commissions, sales and issue expenses	—	—	1	—	—	—	1
Amortization	(2)	(2)	(3)	(3)	(3)	(10)	(11)
Ending balance	$117	$115	$113	$110	$107	$117	$107

4Q 2024 Financial Supplement	30

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
In the fourth quarter of 2023, the Company updated its operating earnings measure to exclude the impact of realized amounts related to equity classified instruments. The recognition of the realized capital gains and losses from investments in current net investment income is generally considered distortive and not reflective of the ongoing core business activities of the segments. The presentation of operating earnings in prior periods was not revised to reflect this modification. The impact to operating earnings was immaterial for the year ended December 31, 2023.
In the first quarter of 2024, the Company began allocating to its business segments collateral expense resulting from a designated rate to be paid on the collateral held back to counterparties. The new segment allocation methodology for collateral expense is based on the income earned on cash equivalents held in the surplus segments and income earned in portfolios backing collateral expenses, such that the collateral expense would be allocated to the segments up to that amount. Any remaining amount is included within Corporate and Other. This expense was previously recorded in Corporate and Other with no allocation to our business segments in prior reporting periods.The presentation of operating earnings in prior periods was not revised to reflect this modification, however, the Company estimated that allocating collateral expense to the segments for the twelve months ended December 31, 2023, respectively, would have resulted in a decrease to operating earnings of $4.0 million for Individual Retirement, $7.7 million for Group Retirement, $21.9 million for Protection Solutions, $4.2 million for Legacy, and an increase of $37.8 million for Corporate and Other. The impact to operating earnings for each segment during the quarters of 2023 was not material. Total Company operating earnings were not impacted.

During the third quarter 2024, the Company moved revenues and expenses related to payout annuitizations from the Legacy segment to the Individual Retirement segment. Now all payout annuities will be reported within the Individual Retirement segment as the block is managed on an aggregate basis. Prior periods have been recast to reflect this change.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

4Q 2024 Financial Supplement	31

Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

4Q 2024 Financial Supplement	32

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023	12/31/2024

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(698)	$114	$428	$(134)	$899	$1,302	$1,307
Adjustments related to:
Variable annuity product features (1)	1,191	319	79	738	(530)	607	606
Investment gains (losses), net	159	39	16	46	32	713	133
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	13	17	14	13	16	39	60
Other adjustments (2) (3) (4) (6)	153	91	(32)	—	34	351	93
Income tax (expense) benefit related to above adjustments	(319)	(98)	(16)	(167)	94	(359)	(187)
Non-recurring tax items (5)	(23)	8	5	5	(23)	(959)	(5)
Non-GAAP Operating Earnings	$476	$490	$494	$501	$522	$1,694	$2,007

Net income (loss) attributable to Holdings	$(2.07)	$0.34	$1.31	$(0.42)	$2.84	$3.70	$4.02
Less: Preferred stock dividends	0.08	0.04	0.08	0.05	0.08	0.22	0.24
Net income (loss) available to Holdings' common shareholders	(2.15)	0.30	1.23	(0.47)	2.76	3.48	3.78
Adjustments related to:
Variable annuity product features (1)	3.53	0.96	0.24	2.32	(1.67)	1.73	1.87
Investment gains (losses), net	0.47	0.12	0.05	0.14	0.10	2.03	0.41
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.04	0.05	0.04	0.04	0.05	0.11	0.18
Other adjustments (2) (3) (4) (6)	0.46	0.27	(0.10)	—	0.10	0.99	0.29
Income tax (expense) benefit related to above adjustments	(0.95)	(0.29)	(0.05)	(0.52)	0.30	(1.02)	(0.58)
Non-recurring tax items (5)	(0.07)	0.02	0.02	0.02	(0.07)	(2.73)	(0.02)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.33	$1.43	$1.43	$1.53	$1.57	$4.59	$5.93

Book Value per common share
Book Value per common share	$3.26	$1.43	$0.25	$5.26	$0.25	$3.26	$0.25
Less: Per share impact of AOCI	(23.30)	(24.93)	(26.88)	(20.90)	(28.11)	(23.30)	(28.11)
Book value per common share (ex. AOCI)	$26.56	$26.36	$27.14	$26.16	$28.36	$26.56	$28.36

Notes:
(1) Includes the impact of favorable assumption updates of $16 million and $40 million for the year ended December 31, 2024 and 2023, respectively. The impact per common share is $0.05 and $0.11 for the year ended December 31, 2024 and 2023, respectively.
(2) Includes certain gross legal expenses related to the COI litigation of $106 million and $144 million for the year ended December 31, 2024 and 2023, respectively. Includes the impact of annual actuarial assumptions updates related to LFPB of $61 million for the year ended December 31, 2023. The legal accruals impact per common share is $0.33 and $0.41 for the year ended December 31, 2024 and 2023, respectively. Includes the impact of unfavorable annual actuarial assumptions updates related to LFPB of $0.17 for the year ended December 31, 2023.
(3) For the year ended December 31, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings. The impact per common share is $0.25 for the year ended December 31, 2024.
(4) For the year ended December 31, 2024, includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022. The impact per common share is $0.24 for the year ended December 31, 2024, respectively.
(5) For 2023 non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. Include a decrease of the deferred tax valuation allowance of $30 million and $1.0 billion for the three months and year ended December 31, 2023, as well as $0.09 and $2.84 per common share, respectively.
(6) Includes Non-GMxB related derivative hedge losses (gains) of $(29) million and $6 million for the three months and year ended December 31, 2024, respectively, and $33 million and $34 million for the three months and year ended December 31, 2023, respectively. The impact per common share is $(0.09) and $0.02 for the three months and year ended December 31, 2024, respectively, and $0.10 and $0.07 for the three months and year ended December 31, 2023, respectively.

4Q 2024 Financial Supplement	33

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2024	9/30/2024	12/31/2024

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$908	$(290)	$1,307
Adjustments related to:
Variable annuity product features	209	2,327	606
Investment (gains) losses	625	260	133
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	52	57	60
Other adjustments	303	212	93
Income tax (expense) benefits related to above adjustments	(250)	(600)	(187)
Non-recurring tax items	26	(5)	(5)
Non-GAAP Operating Earnings	$1,873	$1,961	$2,007

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$908	$(290)	$1,307
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$828	$(370)	$1,227
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,048	$8,872	$8,602

Return on Equity (ex. AOCI)	9.2%	(4.2)%	14.3%

Non-GAAP Operating Earnings	$1,873	$1,961	$2,007
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,793	$1,881	$1,927
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,048	$8,872	$8,602

Non-GAAP Operating Return on Equity (ex. AOCI)	19.8%	21.2%	22.4%

4Q 2024 Financial Supplement	34

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$3,754	$3,553	$1,642	$2,649	$2,032	$1,644	$3,220	$1,585
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,507
Total equity attributable to Holdings' common shareholders	2,192	1,991	80	1,087	470	82	1,658	78
Less: Accumulated other comprehensive income (loss)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)	(8,645)	(6,595)	(8,712)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,708	$9,133	$9,882	$8,864	$8,636	$8,727	$8,253	$8,790

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$3,567	$3,030	$2,588	$2,900	$2,469	$1,992	$2,386	$2,120
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,548
Total equity attributable to Holdings' common shareholders	2,005	1,468	1,026	1,338	907	430	824	572
Less: Accumulated other comprehensive income (loss)	(6,636)	(7,380)	(8,113)	(7,809)	(8,222)	(8,598)	(7,796)	(8,030)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,641	$8,848	$9,139	$9,147	$9,129	$9,027	$8,620	$8,602

4Q 2024 Financial Supplement	35

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means Equitable Financial Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of EFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
IR - Abbreviation for Individual Retirement.
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger			1 (860) 722-5930
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Brian Meredith			1 (212) 713-2492
Wells Fargo Securities	Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Feb '24	Feb '24	May '24

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1
AllianceBernstein L.P. (1)		—	A	A2

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
(212) 314-2476			(212) 314-2010
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com			www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of May '24, Moody’s as of Mar '24.

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